1,000,000 UNITS

         STREAMEDIA COMMUNICATIONS, INC.
         (a Delaware corporation)

                             Each Unit Consisting of
                          One Share of Common Stock and
                  One Redeemable Common Stock Purchase Warrant

                                         _____________, 1999

                             UNDERWRITING AGREEMENT



REDSTONE SECURITIES, INC.
As Representative of the Several Underwriters
8214 Westchester
Suite 500
Dallas, Texas  75225

Gentlemen:



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                                                        -1-
1. INTRODUCTION. Streamedia Communications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A attached hereto (the "Underwriters") for whom you are acting as representative (the "Representative") pursuant to this Underwriting Agreement (this "Agreement") an aggregate of One Million (1,000,000) Units (the "Units") of Streamedia Communications, each Unit consisting of (i) one share (a "Share") of common stock, $0.001 par value per share (the "Common Stock"), and (ii) one redeemable Common Stock purchase warrant to purchase one share of Common Stock (a "Redeemable Warrant"), at a price of Eight and 50/100 Dollars ($8.50) per Unit. The Units and the Shares and Redeemable Warrants included in the Units, each as described in the immediately preceding sentence, are herein collectively called the "Firm Securities." In addition, the Selling Shareholders (as hereinafter defined) and the Company propose to grant to the Underwriters an option to purchase all or any part of an aggregate of One Hundred Fifty Thousand (150,000) additional Units (the "Option Securities") consisting of 150,000 shares (the "Option Shares") of Common Stock (30,000 of which are owned by the shareholders of the Company named in Schedule B attached hereto (the "Selling Shareholders") and 120,000 of which will be issued by the Company) and 150,000 Redeemable Warrants (the "Option Warrants"), at a price of Eight and 50/100
Dollars ($8.50) per Unit, solely for covering over-allotments, if any. The 1,150,000 shares of Common Stock issuable upon exercise of the Redeemable Warrants included as part of the Firm Securities and Option Securities are hereinafter referred to as "Public Warrant Shares." The Firm Securities, Option Securities and Public Warrant Shares are hereinafter sometimes referred to as the "Offered Securities."

         The Shares and Redeemable Warrants may not be separately traded until [November ___, 2001] unless earlier separated upon ten (10) days' prior written notice from the Representative to the Company. Each Redeemable Warrant shall be exercisable after the Redeemable Warrants become separately tradeable and until five (5) years from the date of the Prospectus (as hereinafter defined), and shall entitle the holder to purchase one share of Common Stock at a price equal to $12.75 per share, which price is subject to adjustment in certain circumstances to prevent dilution. Commencing [November ___, 2001], the Company shall have the right, at any time, to call each of the Redeemable Warrants for redemption upon not less than thirty (30) days' prior written notice at any time at a redemption price of $.05 per Redeemable Warrant, subject to adjustment, provided that the closing sale price of the Common Stock on any national securities exchange, or Closing Bid Price (as hereinafter defined), has equaled or exceeded [$17.00] per share (subject to adjustment in certain circumstances to prevent dilution) for ten (10) consecutive trading days within the 30 day period immediately preceding the date notice of redemption is given (the "Redemption Price"). "Closing Bid Price" shall mean the closing bid quotation on The Nasdaq SmallCap Market (the "NSCM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the NSCM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company. The Redeemable Warrants will be issued pursuant to a warrant agreement dated the date hereof between the Company and American Securities Transfer, Incorporated (the "Public Warrant Agreement"), a form of which has been filed as Exhibit 4.__ to the Registration Statement.
         The Company also proposes to issue and sell to the Representative, pursuant to the terms of a warrant agreement, dated as of the First Closing Date (as defined in Section 4(c) below), between the Representative and the Company (the "Underwriters' Warrant Agreement"), warrants (the "Underwriters' Warrants") to purchase up to 100,000 Units for One Hundred Dollars ($100). The Underwriters' Warrants shall be exercisable during the four-year period commencing twelve (12) months from the Effective Date (as defined in Section 2(a) below), at a price per unit of 120% of the initial public offering price, subject to adjustment in certain events to protect against dilution. The 100,000 Units issuable upon exercise of the Underwriters' Warrants are hereinafter referred to as the "Underwriters' Units"; the 100,000 shares of Common Stock underlying the Underwriters' Units are hereinafter referred to as the
"Underwriters' Shares"; the 100,000 Redeemable Warrants underlying the Underwriters' Units are hereinafter referred to as the "Underwriters' Redeemable Warrants"; the 100,000 shares of Common Stock issuable upon exercise of the Underwriters' Redeemable Warrants are hereinafter referred to as the "Underwriters' Warrant Shares"; and the Underwriters' Warrants, the Underwriters' Units, the Underwriters' Shares, the Underwriters' Redeemable Warrants and the Underwriters' Warrant Shares are sometimes hereinafter referred to collectively as the "Underwriters' Securities." The Offered Securities and the Underwriters' Securities are sometimes hereinafter referred to collectively as the "Registered Securities."

         The Registered Securities are more fully described in the Registration Statement and the Prospectus referred to below.

         The several Underwriters have advised the Company that they desire to purchase the Units. The Company confirms the agreements made by it with respect to the purchase of the Units by the Underwriters as follows:



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                                                        -1-
     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter as of the date hereof, as of the First Closing Date (as defined in Section 4(c) below), and as of the Option Closing Date (as defined in Section 4(c) below), if any, and agrees with each Underwriter, as follows:

                                                        -1-
(a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (No. 333-________) covering the registration of the Registered Securities under the Securities Act of 1933, as amended (the "Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the Act (the "Rules and Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the Rules and Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the Rules and Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (i) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (ii) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information
that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "Preliminary Prospectus." Such registration statement, including the exhibits thereto and schedules thereto, at the time it became effective (the "Effective Date") and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Registered Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated ____________________, 1999, together with the Term Sheet, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). The Company will not, so long as any Redeemable Warrants, Underwriters' Warrants or Underwriters' Redeemable Warrants remain outstanding and exercisable, file any amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus unless the Company has given reasonable and prior notice thereof to the Representative and counsel for the Underwriters and none of which shall have reasonably objected within a reasonable period of time prior to the filing thereof.

                                                        -1-
              (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, nor has the Commission or any such authority instituted or threatened to institute any proceedings with respect to such an order. At the times the Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto becomes effective and at all times subsequent thereto up to and on the First Closing Date (as defined in Section 4(c) below) or the Option Closing
      Date (as defined in Section 4(c) below), as the case may be, (i) the Registration Statement, the 462(b) Registration Statement, the Prospectus, and any amendments or supplements to any thereof, complied and will comply in all material respects to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, the 462(b) Registration Statement, the Prospectus, and any amendments or supplements to any thereof, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof; and (iii) if Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not
   be                                               "materially  different,"  as
                                                    such  term  is  used in Rule
                                                    434,  from  the   prospectus
                                                    included in the Registration
                                                    Statement.

              Each Preliminary Prospectus and each Prospectus filed as a part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Rules and
 Regulations, complied when so filed in all material respects with the Rules and
    Regulations, and each Preliminary Prospectus and each Prospectus delivered to the Underwriters for use in connection with the offering of the
  Registered           Securities   were   identical   to   the   electronically
                       transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                                                        -1-
(c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not have a material adverse effect on the Company's business, properties, assets, condition (financial or other) or results of operations (a "Material Adverse Effect"). The Company holds all authorizations, approvals, licenses, certificates, franchises and permits from state, federal or other regulatory authorities necessary for the conduct of its business as presently conducted and as described in or contemplated by the Registration Statement and is in compliance with all laws and regulations and all orders and decrees applicable to it or to such business or assets and there are no proceedings pending or, to the best knowledge of the Company, threatened, seeking to cancel, terminate or limit such authorizations, approvals, licenses, certificates, franchises or permits.

                                                        -1-
(d) The authorized, issued and outstanding capital stock of the Company as of March 31, 1999 is as set forth in the Prospectus under "Capitalization"; all shares of issued and outstanding capital stock of the Company set forth thereunder have been duly authorized, validly issued and are fully paid and non-assessable; except as set forth in the Prospectus, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company; and the capital stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus. The issuances and sales of all such capital stock complied in all respects with applicable federal and state securities laws; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

                                                        -1-
(e) This Agreement, the Public Warrant Agreement and the Underwriters' Warrant Agreement have been duly and validly authorized by the Company, and this Agreement constitutes, and the Public Warrant Agreement and the Underwriters' Warrant Agreement, when executed and delivered pursuant to this Agreement (assuming due execution by the Underwriters and/or the appropriate parties to such agreements), will each constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification, contribution or exculpation provision may be limited under applicable federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought ((i), (ii) and (iii) are hereinafter referred to as the "Enforceability Exceptions").

                                                        -1-
(f) The Company has full power and lawful authority to authorize, issue and sell the Registered Securities to be sold by it hereunder on the terms and conditions set forth herein, and no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency is required in connection with such authorization, execution and delivery or with the authorization, issue and sale of the Registered Securities, except such as may be required and have been obtained under the Act, state securities or blue sky laws and from the National Association of Securities Dealers, Inc. ("NASD").

                                                        -1-
             (g) The Units and the Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and non-assessable. The Redeemable Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits provided by the Public Warrant Agreement. The Public Warrant Shares have been reserved for issuance upon exercise of the Redeemable Warrants and, when issued in accordance with the terms of the Redeemable Warrants and Public Warrant Agreement, will be duly authorized, validly issued, fully paid and non-assessable. The Underwriters' Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and the Underwriters' Warrant Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits provided by the Underwriters' Warrant Agreement.
  The Underwriters' Shares have been reserved for issuance upon exercise of the Underwriters' Warrants and, when issued in accordance with the terms of the Underwriters' Warrants and Underwriters' Warrant Agreement, will be duly authorized, validly issued, fully paid and non-assessable. The Underwriters' Redeemable Warrants, when issued in accordance with the terms of the Underwriters' Warrants and Underwriters' Warrant Agreement, will be duly authorized and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits provided by the Public Warrant Agreement. The Underwriters' Warrant Shares have been reserved for issuance upon exercise of the Underwriters' Redeemable Warrants and, when issued in accordance with the terms of the
   Underwriters' Redeemable Warrants and the Public Warrant Agreement, will be duly authorized, validly issued, fully paid and non-assessable. The issuance of any of the Registered Securities will not violate or otherwise be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company, and none of the holders of any of the Registered Securities will be subject to personal liability by reason of being such holders.

                                                        -1-
(h) The Company is not in violation of any term or provision of its Certificate of Incorporation or Bylaws or of any contract or agreement or of any statute or any order, rule or regulation or of any other regulatory authority or other governmental body having jurisdiction over the Company. Neither the execution and delivery of this Agreement, nor the issuance and/or sale of any of the Registered Securities, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party, or by which the Company may be bound, or to which any of the property or assets of the Company is subject; nor will such actions result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or of any contract or agreement, or of any statute or any order, rule or regulation applicable to the Company or of any other regulatory authority or other governmental body having jurisdiction over the Company.

                                                        -1-
(i) Except as described in the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company are subject.

                                                        -1-
                (j) Except as described in the Prospectus, the Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, the Company is not in default with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and the Company owns or leases all properties and assets described in the Prospectus as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

                                                        -1-
              (k) Grant Thornton LLP, who have audited and given their reports on certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are, with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations.

                                                        -1-
(l) The financial statements, together with related notes, set forth in the Prospectus or the Registration Statement present fairly the financial position and results of operations and changes in cash flow position of the Company on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved, except as otherwise stated therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The information set forth under the captions "Dilution," "Capitalization," and "Selected Financial Information" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

-1- (m) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there has not been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company; (iii) there has not been any adverse change in the condition (financial or otherwise), business, operations, income, net worth or properties, including any loss or damage to the properties, of the Company (whether or not such loss is insured against); (iv) the Company has not paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities; and (v) the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any litigation whether or not in the ordinary course of business.

                                                        -1-
(n) Except as set forth in the Prospectus, (i) there is not now pending or, to the best knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of the officers, directors or securityholders thereof is a party before or by any court or governmental agency or body; (ii) there are no actions, suits or proceedings to which the Company is a party related to environmental matters or related to discrimination on the basis of age, sex, religion or race; and (iii) there are no labor disputes involving the employees of the Company that exist or are imminent.

                                                        -1-
(o) There is no contract or other document which is required by the Act or by the Rules and Regulations to be filed as an exhibit to the Registration
Statement which has not been so filed. Each contract which is filed as an exhibit to the Registration Statement is and shall be in full force and effect at each Closing Date (as defined in Section 4(c) below) or shall have been terminated in accordance with its terms or as set forth in the Registration Statement and Prospectus. No party to any such contract has given notice to the Company of the cancellation of or shall have threatened to cancel any such contract, and, except as set forth in the Prospectus, the Company is not or shall not be in default thereunder.

-1- (p) Except as set forth in the Prospectus, the Company has filed all necessary federal, state, local and foreign income and franchise tax returns and has paid all taxes shown as due thereon; there is no tax deficiency which has been, or to the best knowledge of the Company, might be asserted against the Company; and the Company has established adequate reserves for such taxes which are not yet due and payable.

                                                        -1-
(q) None of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality.

                                                        -1-
              (r) The Company maintains insurance, which is in full force and effect, of the types and in the amounts currently adequate for its business, including but not limited to personal injury and product liability insurance, insurance covering all personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. The Company has not (i) failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (ii) had any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (iii) failed to comply with all conditions contained in such insurance policies and surety bonds. To the best knowledge of the Company, there are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

                                                        -1-
(s) The Company has currently pending trademark applications with regard to trademarks, service marks and trade names necessary for the conduct of its business as described in the Prospectus and owns or possesses adequate rights to domain names, copyrights, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), technology, trade secrets, designs, processes, works of authorship, computer programs and technical data and information (collectively, "Intellectual Property") necessary for the conduct of its business as described in the Prospectus or that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, and, except as set forth in Schedule 2(r), the Company has not received any notice of infringement of or conflict with, and the Company, to the best of its knowledge, is not infringing or in conflict with asserted rights of others with respect to, any Intellectual Property.

                                                        -1-
(t) Except as set forth in the Prospectus, the Company is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Property, with respect to the use thereof or in connection with the conduct of its business or otherwise. In addition, the Company owns and has the unrestricted right to use all Intellectual Property free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees. The Company has no knowledge of any development by any other person or entity of trade secrets or items of technical information similar to those of the Company. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property in all material aspects.

                                                        -1-
               (u) Except as set forth in Schedule 2(u), the Company is not obligated to pay and has not paid within the past twelve (12) months, and has not obligated, and will not obligate, the Underwriters to pay, any finder's fee in connection with the underwriting contemplated hereby or any other fee (cash, securities or otherwise) in consideration of financial, consulting or investment banking services.

                                                        -1-
               (v) No officer or director of the Company or any "affiliate" or "associate" (as such terms are defined in Rule 405 of the Rules and Regulations) of the Company. No such officer or director has taken, and each officer or director has agreed that he will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security issued by the Company.

                                                        -1-
             (w)  Except  as  set  forth  in  the   Prospectus   under  "Certain
  Relationships and Related Transactions," there are no existing agreements, arrangements, or transactions, between or among the Company and any officer, director or 5% stockholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities; no officer, director or greater than 5% stockholder of the Company, and no affiliate or associate of any of the foregoing persons or entities, has or has had, either directly or indirectly, (i) an interest (other than ownership of an immaterial number of shares of capital stock of an entity whose securities are publicly traded) in any person or entity which (A) furnishes or sells products or services which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected.

                                                        -1-
              (x) The minute books of the Company have been made available to the Representative and contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its date of organization, and reflect all transactions referred to in such minutes accurately in all respects.

                                                        -1-
             (y) The Company is not aware of any bankruptcy, labor disturbance or other event affecting any of its principal suppliers or customers which is reasonably likely to result in a Material Adverse Effect.

                                                        -1-
            (z) The Registered Securities and all the other securities of the Company conform to all statements in relation thereto in the Registration Statement.

                                                        -1-
            (aa) Except for the registration rights granted under the Underwriters' Warrant Agreement, no holder of any securities of the Company has the right to require that the Company include such securities in the
                 Registration Statement or any registration statement to be filed by the Company.

                                                        -1-
              (bb) The Company has filed an application for the quotation of the Units, Shares and Redeemable Warrants on The Nasdaq SmallCap Market and has used its best efforts to cause such application to be accepted. The Company has filed a registration statement with the Commission pursuant to Section 12(g) of the Securities
    Exchange Act of 1934, as amended (the "Exchange Act"), and has used its best efforts to have same declared effective by the Commission on an accelerated basis on the Effective Date.

                                                        -1-
(cc) Neither the Company nor any officer, director or other agent thereof has, acting on behalf of the Company, at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contributions in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, other than payments required or not prohibited by law or (iii) made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation and under circumstances requiring the disclosure of such payment, receipt or retention of funds in the Prospectus. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                                                        -1-
            (dd) On each Closing Date (as defined in Section 4(c) below) all transfer or other taxes, (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Units to the Underwriters hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

                                                        -1-
                                           (ee) The Company has no subsidiaries.

                                                        -1-
              (ff) Except as previously disclosed in writing by the Company to the Representative, no officer, director or stockholder of the Company has any affiliation or association with any member of the NASD.

                                                        -1-
            (gg) The Company is not, and upon receipt of the proceeds from the sale of the Units will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment
                    Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                        -1-
            (hh) Except for materials distributed by the representative in connection with the Company's bridge financing, the Company has not distributed and will not distribute prior to the First Closing Date (as defined in
  Section 4(c) below) any offering material in connection with the offering and sale of the Units other than the Preliminary Prospectus, Prospectus, the Registration Statement or the other materials permitted by the Act, if any.

                                                        -1-
            (ii) The employment agreements between the Company and its respective officers, as disclosed in the Registration Statement, are or will be on or before the First Closing Date (as defined in Section 4(c) below)
    binding and enforceable obligations upon the respective parties thereto in accordance with their respective terms, subject to the Enforceability Exceptions.

                                                        -1-
(jj) Except as set forth in the Prospectus, the Company has no employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974.

                                                        -1-
            (kk) There are no voting or other shareholder agreements between the Company and any stockholders of the Company or between or among any stockholders of the Company.

                                                        -1-
(ll) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the best knowledge of the Company, threatened against or involving the Company, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements to which the Company is or was a party. No labor dispute with the employees of the Company exists, or is imminent.

                                                        -1-
             (mm) The statements in the Prospectus under "Risk Factors," "Business," "Certain Relationships and Related Transactions," "Management" and "Description of Capital Stock," insofar as they refer to statements of law, descriptions of statutes, licenses, regulations or legal conclusions are correct in all material respects.

                                                        -1-
              (nn) The conditions for use of Form SB-2, as set forth in the General Instructions thereto, have been satisfied.

-1- (oo) There are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-B involving the Company and any person described in such Item that are required to be disclosed in the Prospectus and that have not been so disclosed.

                                                        -1-
            (pp) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

                                                        -1-
             (qq) Any certificate signed by an officer of the Company in his capacity as such and delivered to the Underwriters or counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                                                        -1-
                  3.    REPRESENTATIONS    AND   WARRANTIES   OF   THE   SELLING
                        SHAREHOLDERS.   Each  Selling  Shareholder   represents,
                        warrants and covenants to each Underwriter as follows:

                                                        -1-
            (a) This Agreement has been duly and validly authorized by or on behalf of such Selling Shareholder and when executed and delivered will constitute a valid and binding agreement of such Selling Shareholder,
  enforceable                        against   such   Selling   Shareholder   in
                                     accordance  with its terms,  except as such
                                     enforceability   may  be   limited  by  the
                                     Enforceability Exceptions.

                                                        -1-
              (b) Each of the (i) Custody Agreement signed by such Selling Shareholder and Winstead Sechrest & Minick P.C., as custodian (the "Custodian"), relating to the deposit of the Option Shares to be sold by such Selling Shareholder (the "Custody Agreement") and (ii) Power of Attorney appointing certain individuals named therein as such Selling Shareholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), of such Selling Shareholder has been duly and validly authorized, executed and delivered by such Selling Shareholder and isa valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

                                                        -1-
            (c) Such Selling Shareholder has, and on the Option Closing Date (as defined in Section 4(c) below) will have, good and valid title to all of the Option Shares that may be sold by such Selling Shareholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law to enter into this Agreement and such Selling Shareholder's Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Option Shares that may be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

                                                        -1-
                (d) Delivery of the Option Shares that are sold by such Selling Shareholder pursuant to this Agreement will pass good and valid title to such Option Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

                                                        -1-
             (e) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene  or conflict  with,  result in a breach of, or  constitute a default under,  or  require  the  consent  of any  other  party  to any  agreement  or instrument to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or  regulation  applicable  to such  Selling  Shareholder  of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Shareholder of the transactions contemplated in this
 Agreement,                                 except  as  may be  required  and as
                                            have  been  obtained  under the Act,
                                            applicable  state securities or blue
                                            sky laws and from the NASD.

                                                        -1-
              (f) Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are being exercised in the offering contemplated by this Agreement or such rights as have been duly waived.

                                                        -1-
               (g) No consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Option Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereby.

                                                        -1-
             (h) All information furnished by or on behalf of such Selling Shareholder in writing expressly for use in the Registration Statement and Prospectus is, and on each Closing Date (as defined in Section 4(c) below) will be, true, correct, and complete in all material respects, and does not, and on each Closing Date (as defined in Section 4(c) below) will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Shareholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Shareholder's name in the Prospectus under the caption
         "Selling Stockholders" (both prior to and after giving effect to the sale of the Option Shares).

-1- (i) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                                                        -1-
(j) Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 2 hereof are not true and correct, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus, and is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Registration Statement and the Prospectus.

                                                        -1-
              (k) Such Selling Shareholder has not at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contributions in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, other than payments required or not prohibited by law or
 (iii) made any payment of funds or received or retained any funds in violation of any law, rule or regulation and under circumstances requiring the disclosure of such payment, receipt or retention of funds in the Prospectus.

           Any certificate signed by or on behalf of any Selling Shareholder and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

-1- 4. PURCHASE, DELIVERY AND SALE OF THE UNITS.

                                                        -1-
                    (a) Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties, and agreements herein contained, the Company agrees to issue and sell to the
  Underwriters, and each Underwriter agrees, severally and not jointly, to buy from the Company at $7.65 per Unit after deduction of the Underwriters' 10% selling commissions, at the place and time hereinafter specified, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A attached hereto plus any additional Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
   Section                                          13 hereof. No value shall be
                                                    attributable      to     the
                                                    Redeemable          Warrants
                                                    constituting  a part  of the
                                                    Firm Securities.

                                                        -1-
(b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, the Company, with respect to the Option Warrants and 120,000 Option Shares, and the Selling Shareholders, with respect to 30,000 Option Shares, hereby grant an option (the "Over-Allotment Option") to the Underwriters to purchase all or any part of the Option Securities at $7.65 per Unit after deduction of the Underwriters' 10% selling commissions. No value shall be attributable to the Option Warrants constituting a part of the Option Securities. The Over-Allotment Option may be exercised within forty-five (45) days after the Effective Date upon notice by the Representative to the Company advising as to the amount of Option Securities as to which the option is being exercised, the names and denominations in which the certificates for such Option Securities are to be registered and the time and date when such certificates are to be delivered. Such time and date shall be determined by the Representative, but shall not be earlier than two (2) nor later than ten (10) full business days after the exercise of said option, nor in any event prior to the First Closing Date (as defined in Section 4(c) below). The number of Option Securities to be purchased by each Underwriter, if any, shall bear the same percentage to the total number of Option Securities being purchased by the several Underwriters pursuant to this Section 4(b) as the number of Firm Securities such Underwriter is purchasing bears to the total number of the Firm Securities being purchased pursuant to Section 4(a), as adjusted, in each case by the Representative in such manner as the Representative may deem appropriate. The Over-Allotment Option granted hereunder may be exercised only to cover over-allotments in the sale by the Underwriters of Firm Securities referred to in Section 4(a), and the Underwriters shall have no obligation to make any over-allotments. No Option Securities shall be delivered and paid for unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered and paid for as herein provided. In the event the Company declares or pays a dividend or distribution on its Common Stock, whether in the form of cash, shares of Common Stock or any other consideration, prior to the Option Closing Date (as defined in Section 4(c) below), such dividend or distribution shall also be paid on the Option Shares on such Option Closing Date (as defined in Section 4(c) below).

                                                        -1-
(c) The Offered Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon forty-eight (48) hours prior notice to the Company, shall be delivered by or on behalf of the Company or, in the case of the Option Shares, the Selling Shareholders and the Company, to the Representative through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks drawn on or by a Dallas Clearinghouse Bank and payable in next day funds to the order of the Company, or, with respect to the Option Shares, to the order of the Company and the respective Selling Shareholders, or, at the sole option of the Representative, by wire transfer of immediately available funds to an account or accounts designated by the Company, or, with respect to the Option Shares, the Company and the respective Selling Shareholders. The Company, and with respect to the Option Securities, the Selling Shareholders and the Company, will cause the certificates for the Offered Securities to be purchased by the Underwriters hereunder to be made available for checking and packaging at least twenty-four (24) hours prior to each Closing Date (as defined in Section 4(c) below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 8:30 a.m., City of Dallas time, on _____________, 1999, or such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Option Securities, 8:30 a.m., City of Dallas time, on the date specified by the Representative in the Underwriters' election to purchase such Option Securities, or such other time and date as the Representative, the Company and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Closing Date," such time and date for delivery for the Option Securities, if not the First Closing Date, is herein called the "Option Closing Date," and each such time and date for delivery is herein called a "Closing Date." The documents to be delivered on each Closing Date by or on behalf of the parties hereto pursuant to the terms and provisions of this Agreement, including the cross receipt for the Offered Securities and any additional documents requested by the Representative pursuant to the terms and provisions hereof, will be delivered at the offices of Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270 (the "Closing Location"), and the Offered Securities will be delivered at the Designated Office, all on each such Closing Date. A meeting will be held at the Closing Location at 9:00 a.m., City of Dallas time, on the New York Business Day next preceding such Closing Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4(c), "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters. It is understood that the Representative, individually and not as representative of the several Underwriters, may (but shall not be obligated to) make any and all payments required pursuant to this Section 4 on behalf of any Underwriters whose check or checks shall not have been received by the Representative at the time of delivery of the Offered Securities to be purchased by such Underwriter or Underwriters. Any such payment by the Representative shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder. It is understood that the Underwriters propose to offer the Offered Securities to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement becomes effective.

                                                        -1-
(d) On the First Closing Date, the Company shall issue and sell to the Underwriters the Underwriters' Warrants. The total purchase price for the Underwriters' Warrants shall be $100.00. The Underwriters' Warrants shall be exercisable for a period of four (4) years commencing twelve (12) months from the Effective Date, to purchase 100,000 Units at $10.20 per Unit. The Underwriters' Warrant Agreement, including the forms of Underwriters' Warrant Certificates, shall be substantially in the form filed as Exhibit 1.2 to the Registration Statement. Payment for the Underwriters' Warrants shall be made to the Company on the First Closing Date.

                                                        -1-
5. PUBLIC OFFERING BY THE UNDERWRITER. The Representative agrees to cause the Firm Securities to be offered to the public initially at the prices and under the terms set forth in the Prospectus as soon, on or after the effective date of this Agreement, as the Representative deems advisable. The Representative may allow such concessions and discounts upon sales to other dealers as set forth in the Prospectus. Each of the Underwriters represents, severally and not jointly, to the Company that it is currently a member in good standing of the National Association of Securities Dealers, Inc. and duly authorized to perform its obligations under this Agreement in all jurisdictions, states and countries where such Underwriter is required to perform such obligations under the terms and conditions of this Agreement, and that, during the period in which such Underwriter is participating in the Offering, the Underwriter shall use its reasonable best efforts to remain so authorized.

                                                        -1-
             6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

                                                        -1-
(a) The Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. Upon notification from the Commission that the Registration Statement has become effective, the Company will so advise the Representative. The Company will not at any time, whether before or after the Effective Date, file the Prospectus or any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative or counsel to the Underwriters shall have objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (i) the completion by all of the Underwriters of the distribution of the Units contemplated hereby (but in no event more than nine (9) months after the Effective Date) and (ii) twenty-five (25) days after the Effective Date, the Company will prepare and file with the Commission, promptly upon the request of the Representative, any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of the Representative, may be necessary or advisable in connection with the distribution of the Units. As soon as the Company is advised thereof, the Company will advise the Representative, and confirm the advice in writing, of (i) the receipt of any comments of the Commission, (ii) the effectiveness of any post-effective amendment to the Registration Statement, (iii) the filing of any supplement to the Prospectus or any amended Prospectus, (iv) any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, or (v) the issuance by the Commission or any state or regulatory body of any stop order or other order or threat thereof suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of any of the Offered Securities for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof. The Company has caused to be delivered to the Representative copies of each Preliminary Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriters and dealers to use the Prospectus in connection with the sale of the Units for such period as in the opinion of counsel to the Underwriters the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by an underwriter or dealer, of any event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company or counsel for the Underwriters should be set forth in an amendment of the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Units, or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify the Representative promptly and forthwith prepare and furnish to the Representative copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as the Representative may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriters, except that in case any Underwriter is required, in connection with the sale of the Units to deliver a Prospectus nine (9) months or more after the Effective Date, the Company will upon request of and at the expense of the applicable Underwriter, amend or supplement the Registration Statement and Prospectus and furnish the applicable Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act. The Company will comply with the Act, the Rules and Regulations and the Exchange Act and the rules and regulations thereunder in connection with the offering and issuance of the Offered Securities. Within the time during which the Prospectus is required to be delivered under the Act, or pursuant to the undertakings of the Company in the Registration Statement, the Company will comply, at its own expense, with allrequirements imposed upon it by the Act, the Rules and Regulations, the Exchange Act and the rules and regulations of the Commission promulgated under the Exchange Act, each as now or hereafter amended or supplemented, and by any order of the Commission so far as necessary to permit the continuance of sales of, or dealings in, the Registered Securities.

                                                        -1-
(b) The Company will use its best efforts to qualify to register the Offered Securities for sale under the securities or "blue sky" laws of such jurisdictions as the Representative may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent of service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Offered Securities. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Representative may reasonably request.

                                                        -1-
(c) Prior to the completion of the offering contemplated hereby, the Company will make all filings required to (i) cause a registration statement under the Exchange Act to be declared effective concurrently with the completion of the offering contemplated hereby and will notify the Representative in writing immediately upon the effectiveness of such registration statement, (ii) obtain a listing of the Units, Common Stock and Redeemable Warrants on The Nasdaq SmallCap Market and will use its best efforts to maintain such listing for at least five (5) years from the date of this Agreement, and (iii) if requested by the Representative, to obtain and keep current a listing in a securities manual published by Standard & Poors or Moody's, which manual shall be reasonably satisfactory to the Representative.

                                                        -1-
(d) For so long as the Company is a reporting company under either Section 12(g) or 15(d) of the Exchange Act, the Company, at its expense, will furnish to its stockholders an annual report (including financial statements audited by independent public accountants), in reasonable detail and at its expense, and will furnish to the Representative during the period ending five (5) years from the date hereof, (i) copies of each annual report of the Company; (ii) a copy of any Schedule 13D, 13G, 14D-1, 13E-3 or 13E-4 received or filed by the Company from time to time; (iii) a copy of any annual, quarterly or current report filed by the Company pursuant to the Exchange Act; (iv) copies of all statements, documents or other information which the Company shall mail or otherwise make available to any class of its security holders, or shall file with the Commission or with any exchange upon which the securities issued by the Company shall then be listed or registered; and (v) such other publicly available information as the Representative may from time to time request.

                                                        -1-
(e) The  Company  will  deliver  to the  Representative  at or before  the First
Closing Date two (2) manually signed copies of the Registration Statement including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to the Underwriters such number of conformed copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the Underwriters may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The signed copies of the Registration Statement so furnished to the Representative will include signed copies of any and all consents and reports of the independent public auditors as to the financial statements included in the Registration Statement and Prospectus, and signed copies of any and all consents and certificates of any other person whose profession gives authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified or reviewed any parts thereof. The Company will deliver to or upon the order of the Underwriters, from time to time until the Effective Date, as many copies of any Preliminary Prospectus filed with the Commission prior to the Effective Date as the Underwriters may reasonably request. The Company will deliver to the Underwriters on the Effective Date and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriters may from time to time reasonably request. The Company, not later than (i) 5:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 6:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 noon, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request for purposes of confirming orders that are expected to settle on the First Closing Date. The Prospectus and each Preliminary Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                                                        -1-
            (f) The Company will make generally available to its security holders and to the registered holders of its Redeemable Warrants and deliver to the Representatives as soon as it is practicable to do so but in no event later than ninety (90) days after the end of twelve (12) months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the Effective Date, which shall satisfy the requirements of Section 11(a) of the Act.

                                                        -1-
             (g) The Company will apply the net proceeds from the sale of the Units for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the
 sale                                                  of  the   Units  and  the
                                                       application     of    the
                                                       proceeds therefrom as may
                                                       be  required  pursuant to
                                                       Rule 463 under the Act.

                                                        -1-
             (h) The Company on the First Closing Date will sell to the Underwriter the Underwriters' Warrants according to the terms specified in
  Section 4(d) hereof. The Company has reserved and shall continue to reserve a sufficient number of shares of Common Stock for issuance upon exercise of the Underwriters' Warrants, the Redeemable Warrants and the Underwriters' Redeemable Warrants.

-1- (i) During the period from the First Closing Date until such time as all of the Redeemable Warrants have been redeemed by the Company or earlier exercised by the holders thereof, each in accordance with the terms of the Public Warrant Agreement, the Company agrees that the Representative shall have the right to designate for nomination, and the Company shall use its best efforts to cause the election of, one member of the Company's Board of Directors (the "Board"), who shall be reasonably acceptable to the Company; alternatively, the Representative may designate an observer, who shall be entitled to attend all meetings of the Board and to receive all copies of all notices and other documents distributed to the members of the Board (including, but not limited to, any unanimous consents prepared and advance notices of all proposed Board actions or consents), as if such observer were a member of the Board. Such
designee   shall  be  entitled  to  receive  from  the  Company  the  same  cash compensation, grants of stock options and reimbursement of expenses as the Company affords to the directors who are not also officers or employees of the Company, and the Company shall, in any event, reimburse such designee for all reasonable costs incurred by such person in attending Board meetings, including but not limited to food, lodging and transportation. To the extent permitted by law, the Company agrees to indemnify and hold the designee and the Representative harmless against any and all claims, actions, awards and judgments arising out of such designee's service. The Company shall immediately after the First Closing Date use its best efforts to obtain directors' and officers' liability insurance in amounts reasonable and customary for similarly situated companies, at a premium that the Company can reasonably afford. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it will, if possible, include the designee (as a director) as an insured under such policy. The rights and benefits of such indemnification and the benefits of such insurance shall, to the extent possible, extend to the Representative insofar as it may be, or be alleged to be, responsible for such designee. The Company will deliver, on or before the date hereof, the agreements of each of its officers, directors and holders of 5% or more of its Common Stock to vote, during the period set forth in the first sentence of this Section 6(i), for the election of the Representative's designee for director, if any.

                                                        -1-
              (j) The Company will maintain insurance in full force and effect of the types and in the amounts adequate for its business and in line with insurance maintained by similar companies and businesses, including but not limited to, personal injury and product liability insurance and insurance covering all personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

                                                        -1-
(k) During the course of the distribution of the Offered Securities, the Company will not take, directly or indirectly, any action designed to or which might, in the future, reasonably be expected to cause or result in stabilization or manipulation of the prices of the Units, Common Stock and/or Redeemable Warrants. During the so-called "quiet period" in which delivery of a prospectus is required, if applicable, the Company will not issue press releases or engage in any other publicity regarding the Company, its business or any terms of the offering contemplated hereby, without the prior written consent of the Representative. During such period, copies of all documents which the Company or its agents intent to distribute will be provided to the Representative for review prior to such distribution.

                                                        -1-
                 (l) The Company will promptly upon the Representative's request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the reasonable opinion of counsel to the Underwriters, may be reasonably necessary or advisable in connection with the distribution of the Offered Securities, and will use its best efforts to cause the same to become effective as promptly as possible.

                                                        -1-
             (m) On each Closing Date, all transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Registered Securities will have been fully paid by the
            Company and all laws imposing such taxes will have been fully complied with by the Company.

                                                        -1-
             (n) Without the prior written consent of the Representative, the Company will not, (i) during the two (2) year period commencing on the date of this Agreement, grant any options (other than employee stock options) to purchase  shares of Common Stock at an exercise price less than the greater of (A) the initial public offering price of the Units (without allocating any value to the Redeemable Warrants), or (B) the fair market value of the Common Stock on the date of grant, or (ii) issue any additional securities which have per share
  voting                                             rights   greater  than  the
                                                     voting rights of the Shares
                                                     (or  take   any   corporate
                                                     action   which  would  have
                                                     this effect).

                                                        -1-
               (o) Subsequent to the dates as of which information is given in the Registration Statement and Prospectus and prior to each Closing Date, except as disclosed in or contemplated by the Registration Statement and Prospectus, (i) the Company will not have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company, any adverse change in the condition (financial or otherwise), business,  operations,  income, net worth or properties,  including any loss or damage to the properties of the Company (whether or not such loss is insured against), which would or could be reasonably expected to result in a Material Adverse Effect; and (iii) the Company shall not have paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities. The Company shall furnish to the Underwriter as early as practicable prior to each of the date hereof, the First Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than sixty (60) days prior to the date of the Registration Statement) which have been reviewed by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 8(g) hereof

                                                        -1-
               (p) On each Closing Date, James D. Rupp shall be President and Chief Executive Officer of the Company, Gayle Essary shall be Vice President of the Company and Nicholas Malino shall be Chief Financial Officer of the Company. The Company will obtain key person life insurance on the lives of Messrs. Rupp, Essary and Malino in an amount of not less than One Million Dollars ($1,000,000) for each of them and will use its best efforts to maintain such insurance during the five (5) year period commencing with the First Closing Date unless his employment with the Company is earlier terminated. In such event, the Company will obtain a comparable policy on the life of his successor for the balance of the five (5) year period. For a period of twelve (12) months from the First Closing Date, the compensation of the executive officers of the Company shall not be increased from the compensation levels disclosed in the Prospectus.

                                                        -1-
             (q) So long as any Redeemable Warrants are outstanding, the Company shall use its best efforts to cause post-effective amendments to the Registration Statement to become effective in compliance with the Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Redeemable Warrant and to furnish to each Underwriter and dealer as many copies of each such Prospectus as such Underwriter or dealer may reasonably request. The Company shall not call for redemption any of the Redeemable Warrants unless a registration statement covering the securities underlying the Redeemable Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption. In addition, for so long as any Redeemable Warrant is outstanding, the Company will promptly notify the Representative of any material change in the business, financial condition or prospects of the Company.

                                                        -1-
             (r) Upon the exercise of any Redeemable Warrants after twelve months from the Effective Date, the Company will pay the Representative, individually and not as representative of the Underwriters, a fee of 5% of the aggregate exercise price of the Redeemable Warrants, of which a portion may be reallowed to the dealer who solicited the exercise (which may also be the Representative) if (i) the market price of the Common Stock is greater than or equal to the exercise price of the Redeemable Warrants on the date of exercise; (ii) the exercise of the Redeemable Warrants was solicited by a member of the NASD, (iii) the holder of the Redeemable Warrants so exercised designates in writing that the exercise of the Redeemable Warrant was solicited by a member of the NASD and designates in writing the Representative or other broker-dealer to receive compensation for such exercise; (iv) the Redeemable Warrants are not held in a discretionary account (except where prior specific approval for exercise is received from the customer exercising the Redeemable Warrants); (v) the disclosure of compensation arrangements has been made in documents provided to customers, both as part of the original offering and at the time of exercise, and (vi) the solicitation of exercise of the Redeemable Warrants was not in violation of Regulation M promulgated under the Exchange Act. The Company agrees not to solicit the exercise of any Redeemable Warrants other than through the Representative and will not authorize any other dealer to engage in such solicitation without the prior written consent of the Representative.

                                                        -1-
               (s) For a period of five (5) years from the Effective Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

                                                        -1-
(t) The Company maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                                        -1-
             (u) The Company agrees that for so long as the Common Stock is registered under the Exchange Act, the Company will hold an annual meeting of shareholders for the election of directors within 180 days after the end of each of the Company's fiscal years and, within 150 days after the end of each of the Company's fiscal years, will provide the Company's shareholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by applicable rules under the Exchange Act and shall be included in an annual report pursuant to the requirements thereof.

                                                        -1-
            (v) The Company shall cause each director and officer of the Company and certain other stockholders listed on Schedule C attached hereto, to enter into an agreement with the Underwriters pursuant to which he, she or it will agree not to sell or otherwise transfer any securities of the Company for a period of one (1) year following the Effective Date without the prior consent of the Representative.

                                                        -1-
(w) As promptly as practicable after the First Closing Date, the Company will prepare, at its own expense, hard cover "bound volumes" relating to the offering, and will distribute at least five (5) of such volumes to the individuals designated by the Representative or counsel to the Underwriters.

                                                        -1-
               (x) The Company shall, for a period of six (6) years after date of this Agreement, submit such reports to the Secretary of the Treasury and to its stockholders, as the Secretary of the Treasury may require, pursuant to Section 1202 of the Internal Revenue Code, as amended, or regulations promulgated thereunder, in order for the Company to qualify as a "small business" so that stockholders may realize special tax treatment with respect to their investment in the Company.

                                                        -1-
              7.                              COVENANTS     OF    THE    SELLING
                                              SHAREHOLDERS.     Each     Selling
                                              Shareholder  further covenants and
                                              agrees with each Underwriter:

                                                        -1-
               (a) Such Selling Shareholder will not, without the prior written consent of the Representative (which consent may be withheld in their sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by such Selling Shareholder, or publicly announce
  suchSelling Shareholder's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date ninety (90) days after the date of the Prospectus.

                                                        -1-
(b) Such Selling Shareholder will deliver to the Representative prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States Person).

                                                        -1-
8. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase and pay for the Units which it has agreed to purchase hereunder are subject to the accuracy (as of the date hereof, and as of each Closing Date) of and compliance with the representations and warranties of the Company and the Selling Shareholders herein, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to the following conditions:

                                                        -1-
         (i) (a) The Registration Statement, including any 462(b) Registration Statement, shall have become effective and the Representative shall have received notice thereof not later than 10:00 A.M., Dallas time, on the date on which the amendment to the registration statement originally filed with respect to the Offered Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Units has been filed with the Commission, or such later time and date as shall have been agreed to by the Representative;

                           (ii) If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act;

                           (iii) On or prior to each Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that or a similar purpose shall have been instituted or shall be pending or, to the best knowledge of the Representative and the Company, shall be contemplated by the Commission;

                           (iv) Qualification under the securities laws of such states as the Representative may designate of the issue and sale of the Offered Securities upon the terms and conditions herein set forth or contemplated and containing no provision unacceptable to the Representative shall have been secured;

                           (v) No stop order shall be in effect denying or suspending effectiveness of such qualifications, nor shall any stop order proceedings with respect thereto be instituted or pending or, to the best knowledge of the Company and the Representative, threatened under such laws;

                           (vi) If the  Company  has  elected  to rely upon Rule
         430A of the Rules and Regulations, the price of the Units and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the First Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations; and

                           (vii) Any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

                                                        -1-
(b) No amendments to the Registration Statement, any Preliminary Prospectus or the Prospectus to which the Representative or counsel for the Underwriters shall have objected, after having received reasonable notice of a proposal to file the same, shall have been filed.

                                                        -1-
(c) The Representative shall not have discovered and disclosed to the Company prior to the respective Closing Dates that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the reasonable opinion of counsel for the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                                                        -1-
              (d) At the First Closing Date, the Representative shall have received the opinion, together with copies of such opinion for each of the other Underwriters, dated as of the First Closing Date, of Kogan & Taubman
    L.L.C.,                                        counsel for the  Company,  in
                                                   form      and       substance
                                                   satisfactory  to counsel  for
                                                   the   Underwriters,   to  the
                                                   effect that:

                                                        -1-
(i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect;

-1- (ii) the authorized, issued and outstanding capital stock of the Company as of March 31, 1999 is as set forth in the Prospectus under "Capitalization"; all shares of issued and outstanding capital stock of the Company set forth thereunder have been duly authorized, validly issued, and are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; to the best of such counsel's knowledge, the outstanding shares of capital stock of the Company have not been issued in violation of the preemptive rights of any securityholder of the Company, and the securityholders of the Company do not have any statutory preemptive rights to subscribe for or to purchase, nor are there any restrictions upon the voting or transfer of, any of the capital stock of the Company; the Registered Securities, the Public Warrant Agreement and the Underwriters' Warrant Agreement conform as to legal matters in all material respects to the respective descriptions thereof contained in the Prospectus; the Shares have been, and the Public Warrant Shares and Underwriters' Warrant Shares upon issuance in accordance with the terms of the Redeemable Warrants and the Public Warrant Agreement and the Underwriters' Warrants and the Underwriters' Warrant Agreement, respectively, have been duly authorized and, when issued and delivered, will be duly and validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof; a sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Redeemable Warrants, Underwriters' Warrants and Underwriters' Redeemable Warrants, and to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Registered Securities as contemplated by this Agreement gives rise to, any registration rights or other rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock;

                                                        -1-
                     (iii) this Agreement, the Public Warrant Agreement and the Underwriters' Warrant Agreement have been duly and validly authorized, executed and delivered by the Company and, assuming due execution by each other party hereto or thereto, each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law;

                                                        -1-
(iv) the certificates evidencing the shares of Common Stock are in valid and proper legal form; the Redeemable Warrants, the Underwriters' Warrants and the Underwriters' Redeemable Warrants will be exercisable for shares of Common Stock in accordance with their terms and at the prices therein provided for;

                                                        -1-
(v) delivery of certificates for the Shares and Redeemable Warrants underlying the Units, upon payment therefor by the Underwriters as provided in this Agreement, will transfer valid title to such securities to the Underwriters;
and, upon payment for such securities, the Underwriters will acquire such securities free and clear of any liens;

                                                        -1-
(vi) such counsel knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could have a material adverse effect on the business, property, financial condition or operations of the Company; or which question the validity of the Registered Securities, this Agreement, the Public Warrant Agreement or the Underwriters' Warrant Agreement, or of any action taken or to be taken by the Company pursuant to such agreements; and no such proceedings are known to such counsel to be contemplated against the Company;

                                                        -1-
(vii) to the best of such counsel's knowledge there are no governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to;

-1- (viii) the execution and delivery of this Agreement, the Public Warrant Agreement and the Underwriters' Warrant Agreement, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, will not result in a breach or violation of, or constitute a default under, the Certificate of Incorporation or Bylaws, any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument which is filed as an exhibit to the Registration Statement, or of any material order, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign applicable to the Company;

                                                        -1-
(ix) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements and other financial data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

-1- (x) such counsel has participated in the preparation of the Registration Statement and the Prospectus and, although such counsel did not independently verify and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, based upon such participation, nothing has come to the attention of such counsel to cause such counsel to have reason to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information and schedules contained therein as to which such counsel need express no opinion);

                                                        -1-
                      (xi) all descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other documents are accurate and fairly summarize in all material respects the information required to be disclosed, and such counsel is familiar with all contracts and other documents referred to in the Registration Statement and the Prospectus and any such amendment or supplement or filed as exhibits to the Registration Statement, and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed;

                                                        -1-
(xii) no authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Registered Securities by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking of any action contemplated herein, other than registrations or qualifications of the Registered Securities under applicable state or foreign securities or blue sky laws and registration under the Act, all of which have been obtained;

                                                        -1-
                         (xiii) the  statements  in the  Registration  Statement
under the captions "Business,'
  "Management,"  "Shares Eligible for Future Sale," "Certain  Relationships  and
    Related Transactions," "Description of Capital Stock" and in Part II, Item 26, have been reviewed by such counsel and, insofar as they refer to
 descriptions                   of agreements,  statements of law,  descriptions
                                of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                                                        -1-
                         (xiv) the offers and sales of the Common Stock referred
to under the caption "Prior
  Offerings" and in Part II, Item 26 of the Registration Statement were exempt from the registration requirements of the Securities Act and were exempt from the registration or qualification requirements of the securities laws of each state in which such offers and sales were made, and such offers and sales do not have to be integrated with the offer and sale of the Registered Securities pursuant to the Registration Statement; and

                                                        -1-
                     (xv) based solely upon advice of representatives of Nasdaq, the Units, the Common Stock and the Redeemable Warrants have been duly authorized for quotation on The Nasdaq SmallCap Market.

           Such counsel need express no opinion with respect to the financial statements and other financial data included in or omitted from the Registration Statement or Prospectus. Such opinion shall also cover such matters incident to the transactions contemplated hereby as the Representative or counsel for the Underwriters shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact, original copies of which shall be delivered to the Representative on the First Closing Date and the Option Closing Date as the case may be; and may rely as to all matters of law other than the law of the United States or of the State of Delaware upon opinions of counsel satisfactory to you, in which case the opinion shall state that they have no reason to believe that you and they are not entitled to so rely.

                                                        -1-
             (e) All corporate proceedings and other legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be satisfactory to or approved by counsel to the
                                  Underwriters.

                                                        -1-
(f) The Representative shall have received a letter from Grant Thornton LLP, independent public accounts for the Company, prior to the execution and delivery of this Agreement, and dated the date of this Agreement, in a form satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                                                        -1-
(g) At the First Closing Date, the Representative shall have received from Grant Thornton LLP a letter, dated as of the First Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph
(f) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to the First Closing Date.

                                                        -1-
            (h) The Representative shall have received a certificate, dated and delivered as of the date of the First Closing Date, of the Chief Executive Officer and Secretary of the Company stating that:

                                                        -1-
                      (i) The Company has complied with all the agreements and satisfied all the conditions on their respective part to be performed or satisfied hereunder at or prior to such date, including but not limited to the agreements and covenants of the Company set forth in Section 6 hereof.

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending, contemplated or threatened under the Act.

                                                        -1-
                      (iii) Such officers have carefully examined the Registration Statement and the Prospectus and any supplement or amendment thereto, each contains all statements required to be stated therein or necessary to make the statements therein not misleading and does not contain any untrue statement of a material fact, and since the Effective Date there has occurred no event required to be set forth in the amended or supplemented prospectus which has not been set forth.

                                                        -1-
                      (iv) As of the date of such certificate, the representations and warranties contained in Section 2 hereof are true and correct as if such representations and warranties were made in their entirety on
   the                                             date of such certificate, and
                                                   the Company has complied with
                                                   all  its  agreements   herein
                                                   contained   as  of  the  date
                                                   hereof.

                                                        -1-
                           (v)  Subsequent to the  respective  dates as of which
information is given in the
 Registration Statement and Prospectus, and except as contemplated in the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any material transactions and there has not been any change in the Common Stock or funded debt of the Company or any adverse change in the condition (financial or otherwise), business, operations, income, net worth, properties or prospects of the Company.

                                                        -1-
                           (vi)  Subsequent to the respective  dates as of which
information is given in the
  Registration Statement and the Prospectus, the Company has not sustained any material loss of or damage to its properties, whether or not insured, and since such respective dates, no dividends or distributions whatever shall have been declared or paid, or both, on or with respect to any security (except interest in respect of loans) of the Company.

(vii) Neither the Company nor any of its officers or affiliates has taken any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Company's securities to facilitate the sale or resale of the Offered Securities.

(viii) No action, suit or proceeding, at law or in equity, is pending or, to the knowledge of such officers, threatened against the Company which would materially affect the business of the Company, or materially affect any of its properties, before or by any commission, board or other administrative agency, except as otherwise set forth in the Registration Statement.

(i) All of the Units shall have been tendered for delivery in accordance with the terms and provisions of this Agreement.

(j) On the date hereof, but prior to the execution and delivery hereof, the Company and the Selling Shareholders shall have furnished for review by the Representative copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Shareholders and such further information, certificates and documents as the Representative may reasonably request.

(k) The Underwriter shall have received each of the lock-up agreements referred to in Section 6(v) hereof.

(l) At each Closing Date, (i) the representations and warranties of the Company (and the Selling Shareholders at the Option Closing Date) contained in this Agreement shall be true and correct with the same effect as if made on and as each Closing Date and the Company shall have performed all its obligations due to be performed prior thereto; (ii) the Registration Statement and the Prospectus and any amendment or supplement thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations and conform in all material respects to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the date as of which information is given, no material adverse change in the condition, business, operations, properties, business prospects, securities, long-term or short-term debt or general affairs of the Company from that set forth in the Registration Statement or the Prospectus, except changes which the Registration Statement and the Prospectus indicate will occur after the Effective Date and prior to such Closing Date, and the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction, contract or agreement not in the ordinary course of business other than as referred to in the Registration Statement and the Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding, at law or in equity, shall be pending or threatened against the Company which might be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding might adversely affect the condition, business, operations, properties, prospects or general affairs of the Company.

(m) Upon exercise of the Over-Allotment Option provided for in Section 4(b) hereof, the obligations of the Underwriter to purchase and pay for the Option Securities will be subject to the following additional conditions:

(i) The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to the best knowledge of the Underwriter or the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

(ii) At the Option Closing Date there shall have been delivered to the Representative the signed opinion of Kogan & Taubman, L.L.C., counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, which opinion shall be substantially the same in scope and substance as the opinions furnished to the Representatives by such counsel at the First Closing Date pursuant to Section 8(d).

(iii) At the Option Closing Date the Representative shall have received the opinion, together with copies of such opinion for each of the other Underwriters, dated as of the Option Closing Date, of Kogan & Taubman, L.L.C., counsel for the Selling Shareholders, in form and substance satisfactory to the counsel for the Underwriters.

(iv) At the Option Closing Date there shall have been delivered to the Representative a certificate of the Chief Executive Officer and the Secretary of the Company dated the Option Closing Date, in formand substance satisfactory to counsel for the Underwriters, substantially the same in scope and substance as the certificates furnished to the Representative at the First Closing Date pursuant to Section 8(h).

(v) At the Option Closing Date there shall have been delivered to the Representative a letter, in form and substance satisfactory to the Representative, from Grant Thornton LLP, dated the Option Closing Date and addressed to the Representative, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 8(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five (5) days prior to the Option Closing Date.

(vi) At the Option Closing Date there shall have been delivered to the Representative a certificate executed by the Attorney-in-Fact of each Selling Shareholder, dated as of the Option Closing Date, to the effect that:
                           (A) the representations, warranties and covenants of such Selling Shareholder set forth in Section 3 of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Shareholder on and as of the Option Closing Date; and

                           (B) such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement at or prior to the Option Closing Date.

(vii) All proceedings taken at or prior to the Option Closing Date in connection with the sale and transfer of the Option Securities shall be satisfactory in form and substance to the Representative, and the Representative and counsel for the Underwriters, shall have been furnished with all such documents, certificates, affidavits and opinions as the Representative and counsel for the Underwriters may reasonably request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or the Selling Shareholders or compliance by the Company or the Selling Shareholders with any of the covenants or conditions contained herein.

(n) The Company shall have executed and delivered the Public Warrant Agreement and the Underwriters' Warrant Agreement, and shall have issued the Underwriters' Warrants.

             (o) The Company and the Selling Shareholders shall have furnished to the Representative such other certificates, documents, and opinions as the Representative may have reasonably requested (including certificates from officers of the Company and from the Selling Shareholders) as to the accuracy, at each Closing Date, of the representations and warranties of the Company and the Selling Shareholders herein, as to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and as to other conditions concurrent and precedent to the obligations of the Underwriters hereunder. The opinions and certificates mentioned above or elsewhere in this Agreement will be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representative and to counsel for the Underwriters. Any certificate signed by an officer of the Company delivered to the Representative or to counsel for the Underwriters, will be deemed a representation and warranty by the Company to the Representative as to the statements made therein.

(p) No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to each Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Registered Securities and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the Underwriters or the Company, shall be contemplated by the Commission or the NASD. The Company represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD. The Company shall have advised the Representative of any NASD affiliation of any of its officers, directors, stockholders or their affiliates.

(q) If any of the conditions herein provided for in this Section 8 shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Underwriters under this Agreement may be canceled at, or at any time prior to, each Closing Date by the Representative. Any such cancellation shall be without liability of the Underwriters to the Company.

9. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell and deliver the Firm Securities, Option Securities and Underwriters' Warrants, is subject to the condition that at each Closing Date, no stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission. If the condition to the obligations of the Company provided for in this Section 9 have been fulfilled on the First Closing Date but are not fulfilled after the First Closing Date and prior to the Option Closing Date, then only the obligation of the Company to sell and deliver the Option Securities on exercise of the Over-Allotment Option shall be affected.

                                                        -1-
                                                    10. INDEMNIFICATION.

                                                        -1-
         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which such Underwriter or such controlling person may become subject, under the Act or otherwise, and will reimburse, as incurred, such Underwriter and such controlling persons for any legal or other expenses reasonably incurred in connection with investigating, defending against or appearing as a third party witness in connection with any losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto,
(B) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any such Blue Sky Application. This indemnity will be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter, severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, anyPreliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (i) in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use in the preparation thereof and (ii) relates to the transactions effected by the Underwriters in connection with the offer and sale of the Offered Securities contemplated hereby. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 10, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party ifthe indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is an Underwriter or a person who controls an Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the indemnifying party and in the judgment of the applicable Underwriter, it is advisable for the applicable Underwriter or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the applicable Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the applicable Underwriter and controlling persons, which firm shall be designated in writing by the applicable Underwriter). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.

11. CONTRIBUTION. In order to provide for just and equitable contribution under the Act in any case in which (i) an Underwriter makes claim for indemnification pursuant to Section 10 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 10 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any Underwriter, then the Company and each person who controls the Company, in the aggregate, and any such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in such proportions that all such Underwriters are only responsible for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount per Unit appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and the Company shall be responsible for the remaining portion, provided, however, that (a) if such allocation is not permitted by applicable law then the relative fault of the Company and the applicable Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree (a) that it would not be just and equitable if the respective obligations of the Company and the Underwriters to contribute pursuant to this Section 11 were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 11 and (b) that the contribution of each contributing Underwriter shall not be in excess of its proportionate share (based on the ratio of the number of Units purchased by such Underwriter to the number of Units purchased by all contributing Underwriters) of the portion of such losses, claims, damages or liabilities for which the Underwriters are responsible. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this Section 11, the word "Company" includes any officer, director, or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this Section 11 is not permitted by law, then the applicable Underwriter and each person who controls the applicable Underwriter shall be entitled to contribution from the Company, its officers, directors and controlling persons to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriters. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

                                                        -1-
                                                  12. COSTS AND EXPENSES.

                                                        -1-
         (a) Whether or not this Agreement becomes effective or the sale of the Units to the Underwriters is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company, including, but not limited to, the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and the Prospectus, as amended or supplemented; the fee of the NASD in connection with the filing required by the NASD relating to the offering of the Offered Securities; all expenses, including the reasonable fees and disbursements of counsel to the Underwriters, in connection with the qualification of the Units under the state securities or blue sky laws which the Representative shall designate; the out-of-pocket travel expenses of the Underwriters and counsel to the Underwriters or other professionals designated by the Underwriters to visit the Company's facilities for purposes of discharging due diligence responsibilities; the cost of printing and furnishing to the Underwriters copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, the Public Warrant Agreement, the Underwriters' Warrant Agreement, the Agreement Among Underwriters, Selling Agreement, Underwriters' Questionnaire, and the Blue Sky Memorandum and any supplements thereto; any fees relating to the listing of the Units, Common Stock and Redeemable Warrants on The Nasdaq SmallCap Market or any other securities exchange; the cost of printing the certificates representing the securities comprising the Units; the fees of the transfer agent and warrant agent the cost of publication of at least three (3) "tombstones" of the offering (at least one of which shall be in national business newspaper and one of which shall be in a major New York newspaper); and the cost of preparing at least four
(4) hard cover "bound volumes" relating to the offering, in accordance with the Representative's request. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriters hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in Section 6(a) of this Agreement except as otherwise set forth in said Section 6(a).

(b) In addition to the foregoing expenses, the Company shall at the First Closing Date pay to the Representative, individually and not as a representative of the Underwriters, a non-accountable expense allowance equal to two percent (2%) of the gross proceeds derived from the sale of Units offered hereby, of which $150,000 has been paid. In the event the Over-Allotment Option is exercised, the Company shall pay to the Representative, individually and not as a representative of the Underwriters, at the Option Closing Date an additional amount non-accountable expense allowance equal to two percent (2%) of the gross proceeds received upon exercise of the Over-Allotment Option. The Company shall not be obligated to pay any further non-accountable expense allowance to any of the Underwriters set forth on Schedule A, other than the Representative, on the First Closing Date, the Option Closing Date or otherwise.

(c) In the event the transactions contemplated hereby are not consummated for any reason, the Company shall be liable for the out-of-pocket accountable expenses actually incurred by the Underwriters. In the event the out-of-pocket accountable expenses actually incurred by the Underwriters are less than the amounts paid pursuant to Section 12(b) hereof, the Representative, individually and not as a representative of the Underwriters, shall refund the difference to the Company.

(d)If the Over-Allotment Option is exercised, the Selling Shareholders shall pay a pro rata portion of all expenses incurred by the Company pursuant to this
Section 12.

13. SUBSTITUTION OF UNDERWRITERS. If any Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase the Firm Securities hereunder, or shall fail to take up and pay for the number of Firm Securities set forth opposite their respective names in Schedule A hereto upon tender of such Firm Securities in accordance with the terms hereof, then:

(a) If the aggregate number of Firm Securities which such Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Firm Securities, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Firm Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase.

(b) If any Underwriter or Underwriters so default and the agreed number of Firm Securities with respect to which such default or defaults occurs is more than ten percent (10%) of the total number of Firm Securities, the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon among them) the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the First Closing Date, take up and pay for the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the Firm Securities shall be extended to the next business day to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid, within such twenty-four (24) hour period, the time of delivery of the Firm Securities may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within twenty-four (24) hours (including non-business hours) another underwriter or underwriters to purchase the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted Underwriters to take up the Firm Securities of the defaulting Underwriter or Underwriters as provided in this
Section 13, (i) the Company or the Representative shall have the right to postpone the time of delivery for the period of not more than seven (7) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Firm Securities to be purchased by the remaining Underwriters or substituted Underwriters shall be taken at the basis of the underwriting obligation for all purposes of this Agreement. If in the event of a default by one or more Underwriters and the remaining Underwriters shall not take up and pay for all the Firm Securities agreed to be purchased by the defaulting Underwriters or substitute another underwriter or underwriters as aforesaid, and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Securities as aforesaid, then this Agreement shall terminate.

     If, following exercise of the Over-Allotment Option, any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase Option Securities at the Option Closing Date, or shall fail to take up and pay for the number of Option Securities, which they become obligated to purchase at the Option Closing Date upon tender of such Option Securities in accordance with the terms hereof, then the remaining Underwriters or substituted Underwriters may take up and pay for the Option Securities of the defaulting Underwriters in the manner provided in Section 13(b) hereof. If the remaining Underwriters or substituted Underwriters shall not take up and pay for all such Option Securities, the Underwriters shall be entitled to purchase the number of Option Securities for which there is no default or, at their election, the option shall terminate and the exercise thereof shall be of no effect. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 13. In the event of termination, there shall be no liability on the part of any nondefaulting Underwriter to the Company, provided that the provisions of this Section 13 shall to in any event affect the liability of any defaulting Underwriter to the Company arising out of such default.

                                                        -1-
                                                      14. TERMINATION.

                                                        -1-
         (a) This Agreement, except for Sections 10, 11, 12, 15, 16, 17 and 18, may be terminated at any time prior to the First Closing Date, and the Over-Allotment Option, if exercised, may be canceled at any time prior to the Option Closing Date, by the Representative if in its sole judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Offered Securities agreed to be purchased hereunder by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on the New York Stock Exchange, the American Stock Exchange, The Nasdaq SmallCap Market or The Nasdaq National Market having been suspended or limited; (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof); (iv) a banking moratorium having been declared by federal or New York state authorities; (v) an outbreak of international hostilities or other national or international calamity or crisis or change in economic or political conditions having occurred; (vi) a pending or threatened legal or governmental proceeding or action relating generally to the Company's business, or a notification having been received by the Company of the threat of any such proceeding or action, which could materially adversely affect the Company; (vii) except as contemplated by the Prospectus, the Company is merged or consolidated into or acquired by another company or group or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs; (viii) the passage by the Congress of the United States or by any state legislative body or federal or state agency or other authority of any act, rule or regulation, measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Representative to have a material impact on the business, financial condition or financial statements of the Company or the market for the securities offered pursuant to the Prospectus; (ix) any adverse change in the financial or securities markets beyond normal market fluctuations having occurred since the date of this Agreement, or (x) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business.

(b) If the Representative elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 14 or in
Section 13 hereof, the Company shall be promptly notified by the Representative, by telephone or telegram, confirmed by letter, in accordance with Section 16 hereof.

15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, directors, stockholders and the Selling Shareholders and the undertakings set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company or any of its officers or directors or any controlling person or any of the Selling Shareholders and will survive delivery of and payment of the Offered Securities and the termination of this Agreement.

16. NOTICE. Any communications specifically required hereunder to be in writing, if sent to the Underwriters, will be mailed, delivered and confirmed to Redstone Securities, Inc. at 8214 Westchester, Suite 500, Dallas, Texas 75225, with a copy sent to Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270; or if sent to the Company, will be mailed, delivered and confirmed to it at Streamedia Communications, Inc., 9 East 45th Street, New York, New York 10017, with a copy sent to Kogan & Taubman, L.L.C., 30 Broadway, Suite 2704, New York, New York 10006; or if sent to a Selling Shareholder, will be mailed, delivered and confirmed to such Selling Shareholder, c/o Streamedia Communications, Inc., 9 East 45th Street, New York, New York 10017, with a copy sent to Kogan & Taubman, L.L.C., 30 Broadway, Suite 2704, New York, New York 10006.

     17. PARTIES IN INTEREST. This Agreement is made solely for the benefit of the Underwriters, the Representative, on an individual basis, the Company, the Selling Shareholders, any person controlling the Company or the Underwriters, directors of the Company, nominees for directors of the Company (if any) named in the Prospectus, officers of the Company who have signed the Registration Statement and each of their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriters of the Units. All of the obligations of the Underwriters hereunder are several and not joint.

                                                        -1-
             18. APPLICABLE LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements made and to be entirely performed within Texas.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the
                                    Underwriters in accordance with its terms.

                                                        Very truly yours,

                                            STREAMEDIA COMMUNICATIONS, INC.

-1-
By:
James D. Rupp
President and Chief Executive Officer

Selling Shareholders, solely as to Sections 3, 7, 16 and 17
Hereof



                                      Name:



                                      Name:



                                      Name:


         The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                             -1-
REDSTONE SECURITIES, INC.


By:
         Name:
         Title:

C:\WINDOWS\TEMP\1vs_703!.WPD
349:21352-2

SCHEDULE A

UNDERWRITERS
Number of
Underwriters Firm Securities
to be Purchased
Redstone Securities, Inc. ______




------
1,000,000

                          SCHEDULE B

                     SELLING SHAREHOLDERS

                           Selling Shareholder
Number
of
Option
Shares











30,000

                          SCHEDULE C

        STOCKHOLDERS ENTERING INTO LOCK-UP AGREEMENTS